                                                                    Exhibit 23.4


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-63823) of Leap Wireless International, Inc. of our report dated February 15, 1999, appearing on Page F-59 of this Annual Report on Form 10-K/A (Amendment No. 2).



PRICE WATERHOUSE LLP



Mexico City, Mexico
June 16, 1999